Exhibit 10.3

FORM OF

LOCK-UP AGREEMENT1

[DATE]

[PUBCO]

[ADDRESS]

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to a Business Transaction Agreement entered into as of January 24, 2019 (the “Transaction Agreement”), by and among Modern Media Acquisition Corp., a Delaware corporation (“Modern Media”), Akazoo Limited, a private company limited by shares incorporated under the Laws of Scotland, Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., which is in the process of incorporation as a Luxembourg public limited company (société anonyme) (“LuxCo”), and Modern Media LLC, a Georgia limited liability company, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Modern Media Acquisition Corp. S.A., which is in the process of incorporation as a Luxembourg public limited company (société anonyme) (“PubCo”). Capitalized terms used and not otherwise defined herein have the meanings given to such terms in the Transaction Agreement.

1. In order to induce all parties to consummate the transactions contemplated by the Transaction Agreement, the undersigned hereby agrees that, from the Closing Date until the earliest of: (a) the first anniversary of the Closing Date, (b) the date following the Closing Date on which PubCo completes a liquidation, merger, stock exchange or other similar transaction that results in all holders of PubCo Shares having the right to exchange their PubCo Shares for cash, securities or other property, and (c) the time at which the price of a PubCo share has exceeded $12.00 (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days following the Closing Date (the period between the Closing Date and the earliest of clauses (a), (b) and (c), the “Lock-Up Period”), the undersigned will not: (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder (the “Exchange Act”), with respect to PubCo Shares issued to the undersigned pursuant to the Transaction Agreement or the transactions contemplated thereby (such shares, collectively, the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

[1]	This form is applicable to Modern Media sponsors and founders and Akazoo management.

2. The undersigned hereby authorizes PubCo during the Lock-Up Period to cause its transfer agent for the Lock-up Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, the Lock-up Shares for which the undersigned is the record holder and, in the case of Lock-up Shares for which the undersigned is the beneficial holder but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-up Shares, if such transfer would constitute a violation or breach of this Agreement.

3. Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-up Shares during the undersigned’s lifetime or on death (or, if the undersigned is not a natural person, during its existence) (a) to any third party by private sale or transfer or (b) by operation of Law; provided, that in each such case, any such sale or transfer shall be conditioned upon entry by such transferees into a written agreement, addressed to PubCo, agreeing to be bound by these transfer restrictions and the other terms and conditions of this Agreement[; provided, that the undersigned may not sell or otherwise transfer Lock-Up Shares if such sale or transfer would violate paragraph 7 of the Letter Agreement, dated May 17, 2017, between Modern Media and certain insiders of Modern Media party thereto].2 For the avoidance of doubt, the undersigned may establish or enter into a 10(b)5-1 plan in respect of the Lock-Up Shares during the Lock-Up Period, provided no sales are effected thereunder during the Lock-Up Period.

4. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will as promptly as practicable execute any additional documents reasonably necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the Closing Date.

5. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

6. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and its successors and assigns.

7. This Agreement is to be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without regard to its rules of conflict of laws.

[2]	Bracketed proviso will only apply to Modern Media sponsors and founders.

8. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HEREBY WAIVES, AND AGREES TO CAUSE EACH OF HIS, HER OR ITS AFFILIATES TO WAIVE, AND COVENANTS THAT NEITHER IT NOR ANY OF HIS, HER OR ITS AFFILIATES WILL ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INFORMED BY THE OTHER PARTIES THAT THIS PARAGRAPH 8 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE PARTIES ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

9. Any term or provision of this Agreement that is found to be invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is found to be so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

10. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which will constitute but one instrument. This Agreement is effective upon delivery of one executed counterpart from each party to the other party. The signatures of all of the parties need not appear on the same counterpart. The delivery of signed counterparts by email which includes a copy of the sending party’s signature(s) (including by “.pdf” format) is as effective as signing and delivering the counterpart in person.

11. Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested) or email transmission to the address or email address (as applicable) set forth below such party’s name on the signature page hereto. Each such notice, consent or request will be effective if given by (a) email, then when the sender receives confirmation of receipt by the recipient, or (b) any other means specified this paragraph 11, then upon delivery or refusal of delivery at the address specified in this paragraph 11.

[Signature on the following page]

Very truly yours,

[●]

By:
Name:
Title:

Address:

Email:

Accepted and Agreed:

PUBCO

[●]

By:
Name:
Title:

Address:	[ADDRESS]
Attention: Secretary

Email:

[Signature Page to Lock-Up Agreement]

FORM OF

LOCK-UP AGREEMENT1

[DATE]

[PUBCO]

[ADDRESS]

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to a Business Transaction Agreement entered into as of January 24, 2019 (the “Transaction Agreement”), by and among Modern Media Acquisition Corp., a Delaware corporation (“Modern Media”), Akazoo Limited, a private company limited by shares incorporated under the Laws of Scotland, Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., which is in the process of incorporation as a Luxembourg public limited company (société anonyme) (“LuxCo”), and Modern Media LLC, a Georgia limited liability company, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Modern Media Acquisition Corp. S.A., which is in the process of incorporation as a Luxembourg public limited company (société anonyme) (“PubCo”). Capitalized terms used and not otherwise defined herein have the meanings given to such terms in the Transaction Agreement.

1. In order to induce all parties to consummate the transactions contemplated by the Transaction Agreement, the undersigned hereby agrees that, from the Closing Date until the earliest of: (a) the six-month anniversary of the Closing Date, (b) the date following the Closing Date on which PubCo completes a liquidation, merger, stock exchange or other similar transaction that results in all holders of PubCo Shares having the right to exchange their PubCo Shares for cash, securities or other property, and (c) the time at which the price of a PubCo share has exceeded $12.00 (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days following the Closing Date (the period between the Closing Date and the earliest of clauses (a), (b) and (c), the “Lock-Up Period”), the undersigned will not: (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder (the “Exchange Act”), with respect to PubCo Shares issued to the undersigned pursuant to the Transaction Agreement or the transactions contemplated thereby (such shares, collectively, the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

[1]	This form is applicable to Akazoo shareholders, other than Akazoo management.

2. The undersigned hereby authorizes PubCo during the Lock-Up Period to cause its transfer agent for the Lock-up Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, the Lock-up Shares for which the undersigned is the record holder and, in the case of Lock-up Shares for which the undersigned is the beneficial holder but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-up Shares, if such transfer would constitute a violation or breach of this Agreement.

3. Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-up Shares during the undersigned’s lifetime or on death (or, if the undersigned is not a natural person, during its existence) (a) to any third party by private sale or transfer or (b) by operation of Law; provided, that in each such case, any such sale or transfer shall be conditioned upon entry by such transferees into a written agreement, addressed to PubCo, agreeing to be bound by these transfer restrictions and the other terms and conditions of this Agreement. For the avoidance of doubt, the undersigned may establish or enter into a 10(b)5-1 plan in respect of the Lock-Up Shares during the Lock-Up Period, provided no sales are effected thereunder during the Lock-Up Period.

4. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will as promptly as practicable execute any additional documents reasonably necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the Closing Date.

5. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

6. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and its successors and assigns.

7. This Agreement is to be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without regard to its rules of conflict of laws.

8. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HEREBY WAIVES, AND AGREES TO CAUSE EACH OF HIS, HER OR ITS AFFILIATES TO WAIVE, AND COVENANTS THAT NEITHER IT NOR ANY OF HIS, HER OR ITS AFFILIATES WILL ASSERT (WHETHER AS

PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INFORMED BY THE OTHER PARTIES THAT THIS PARAGRAPH 8 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE PARTIES ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

9. Any term or provision of this Agreement that is found to be invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is found to be so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

10. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which will constitute but one instrument. This Agreement is effective upon delivery of one executed counterpart from each party to the other party. The signatures of all of the parties need not appear on the same counterpart. The delivery of signed counterparts by email which includes a copy of the sending party’s signature(s) (including by “.pdf” format) is as effective as signing and delivering the counterpart in person.

11. Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested) or email transmission to the address or email address (as applicable) set forth below such party’s name on the signature page hereto. Each such notice, consent or request will be effective if given by (a) email, then when the sender receives confirmation of receipt by the recipient, or (b) any other means specified this paragraph 11, then upon delivery or refusal of delivery at the address specified in this paragraph 11.

[Signature on the following page]

Very truly yours,

[●]

By:
Name:
Title:

Address:

Email:

Accepted and Agreed:

PUBCO

[●]

By:
Name:
Title:

Address:	[ADDRESS]
Attention: Secretary

Email:

[Signature Page to Lock-Up Agreement]